SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):December 11, 2003(December 9, 2003)

Liberty Property Trust

(Exact Name of Registrant Specified in Charter)

Maryland	1-13130	23-7768996

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 Valley Stream Parkway Malvern, PA		19355

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:      (610) 648-1700

Item 5. Other Events

     On December 9, 2003, Liberty Property Trust (the “Trust”) priced a public offering (the “Offering”) of 2,700,000 of its Common Shares of Beneficial Interest, par value $0.001 per share (the “Common Shares”), at $37.25 per share. Goldman, Sachs & Co. (the “Underwriter”) acted as underwriter of the Offering and has been granted by the Trust a 30-day option to purchase up to an additional 405,000 Common Shares. The Underwriting Agreement relating to the Offering is filed as Exhibit 1.1 to this Current Report.

     The Trust is also filing as exhibits to this Current Report the opinion of Wolf, Block, Schorr and Solis-Cohen LLP relating to certain tax matters, which is filed as Exhibit 99.1, and the opinion of Saul Ewing LLP relating to the legality of the shares being issued and sold in the Offering, which is filed as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

Exhibit Number	Exhibit Title

1.1	Underwriting Agreement, dated December 9, 2003, by and between the Trust and the Underwriter.

99.1	Opinion of Wolf, Block, Schorr and Solis-Cohen LLP (filed as Exhibit 5.3 to the Registration Statement on Form S-3 of the Trust and Liberty Property Limited Partnership (Commission File No. 333-65592) and incorporated by reference herein).

99.2	Opinion of Saul Ewing LLP.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST
	By:	/s/ George J. Alburger, Jr.

George J. Alburger, Jr. Chief Financial Officer

Dated: December 10, 2003

2

EXHIBIT INDEX

Exhibit Number	Exhibit Title

1.1	Underwriting Agreement, dated December 9, 2003, by and between the Trust and the Underwriter.

99.1	Opinion of Wolf, Block, Schorr and Solis-Cohen LLP (filed as Exhibit 5.3 to the Registration Statement on Form S-3 of the Trust and Liberty Property Limited Partnership (Commission File No. 333-65592) and incorporated by reference herein).

99.2	Opinion of Saul Ewing LLP.